Exhibit 10.6
CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[****]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.
EVERGREEN SOLAR, INC.
Amendment dated on or about June 26, 2009
to Master Supply Agreement with
IBC Solar AG, dated July 14, 2008
[****]

Evergreen Solar, Inc.	IBC Solar AG